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                                                                    EXHIBIT 25.1

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                                    FORM T-1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                      CHECK IF AN APPLICATION TO DETERMINE
          ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)   [X]

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


                NEW YORK                                         13-5160382
  (Jurisdiction of incorporation or                          (I.R.S. Employer
             organization                                 Identification Number)
     if not a U.S. national bank)

            ONE WALL STREET
           NEW YORK, NEW YORK                                       10286
(Address of principal executive offices)                         (Zip code)

                                JOHN C. HITT, JR.
                               CHAPMAN AND CUTLER
                             111 WEST MONROE STREET
                             CHICAGO, ILLINOIS 60603
                                 (312) 845-3000
                               (Agent for Service)

                           ---------------------------

                        FIRST NATIONAL MASTER NOTE TRUST
               (Exact name of obligor as specified in its charter)

                 DELAWARE                                   APPLICATION PENDING
      (State or other jurisdiction of                         (I.R.S. employer
      incorporation or organization)                         identification no.)

       C/O WILMINGTON TRUST COMPANY
            RODNEY SQUARE NORTH
         1100 NORTH MARKET STREET
              WILMINGTON, DE                                    19890-0001
 (Address of principal executive offices)                       (Zip code)


                        SERIES 200_-_ ASSET BACKED NOTES
                       (Title of the indenture securities)



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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                               Name                                                 Address
          ------------------------------------------------         ---------------------------------------
          Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                                   and Albany, N.Y. 12203

          Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045

          Federal Deposit Insurance Corporation                    Washington, D.C.  20429

          New York Clearing House Association                      New York, New York   10005


     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          None.

3-15. All responses for Items 3-15 are either "None" or "Not Applicable".

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1,2,3. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

     5.        Not Applicable.

     6.        The consent of the Trustee required by Section 321(b) of the Act.
               (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

     8.        Not Applicable.

     9.        Not Applicable.




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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of September, 2002.

                                              THE BANK OF NEW YORK



                                              By   /s/ Helen Lam
                                                   -----------------------------
                                                   Name:     Helen Lam
                                                   Title:    Assistant Treasurer

                                                                       Exhibit 7

                        CONSOLIDATED REPORT OF CONDITION
                                       OF
                              THE BANK OF NEW YORK
                    Of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  DOLLAR AMOUNTS
                                                                   IN THOUSANDS
ASSETS
Cash and balances due from depository
    institutions:
    Noninterest-bearing balances and
       currency and coin .......................................   $ 3,163,218
    Interest-bearing balances ..................................     5,923,554
Securities:
    Held-to-maturity securities ................................     1,210,537
    Available-for-sale securities ..............................     9,596,941
Federal funds sold and Securities purchased
    under agreements to resell .................................     4,723,579
Loans and lease financing receivables:
    Loans and leases held for sale .............................     1,104,560
    Loans and leases, net of unearned
    income....................................36,204,516
    LESS: Allowance for loan and
    lease loss...................................608,227
    Loans and leases, net of unearned
       income and allowance ....................................    35,596,289
Trading Assets .................................................     8,039,857
Premises and fixed assets (including
    capitalized leases) ........................................       836,786
Other real estate owned ........................................         1,292
Investments in unconsolidated subsidiaries
    and associated companies ...................................       207,616
Customers' liability to this bank on
    acceptances outstanding ....................................       292,295
Intangible assets
    Goodwill ...................................................     1,579,965
    Other intangible assets ....................................        18,971
Other assets ...................................................     5,723,285
                                                                   -----------
Total assets ...................................................   $78,018,745
                                                                   ===========



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                                                                  DOLLAR AMOUNTS
                                                                   IN THOUSANDS
LIABILITIES
Deposits:
    In domestic offices ........................................     $28,786,182
    Noninterest-bearing.......................12,264,352
    Interest-bearing..........................16,521,830
    In foreign offices, Edge and Agreement
       subsidiaries, and IBFs ..................................      27,024,257
    Noninterest-bearing..........................407,933
    Interest-bearing..........................26,616,325
Federal funds purchased and securities sold
    under agreements to repurchase .............................       1,872,762
Trading liabilities ............................................       2,181,529
Other borrowed money:
    (includes mortgage indebtedness and
    obligations under capitalized leases) ......................       1,692,630
Bank's liability on acceptances executed and
    outstanding ................................................         336,900
Subordinated notes and debentures ..............................       1,940,000
Other liabilities ..............................................       7,217,748
                                                                     -----------
Total liabilities ..............................................     $71,052,008
                                                                     ===========
EQUITY CAPITAL
Common stock ...................................................     $ 1,135,284
Surplus ........................................................       1,050,729
Retained earnings ..............................................       4,266,676
Accumulated other comprehensive Income .........................          13,733
Other equity capital components ................................               0
Total equity capital ...........................................       6,466,422
                                                                     -----------

Total liabilities and equity capital ...........................     $78,015,745
                                                                     ===========

     I, Thomas J. Maestro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                           /s/ Thomas J. Mastro
                                           -------------------------------------
                                           Senior Vice President and Comptroller


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                                           /s/ Thomas A. Renyi
                                           -------------------------------------
                                               Director

                                           /s/ Gerald L. Hassell
                                           -------------------------------------
                                               Director


                                           /s/ Alan R. Griffith
                                           -------------------------------------
                                               Director